UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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CEA Industries Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On February 4, 2026, CEA Industries Inc. filed a press release and a related post on X.com:

CEA Industries Requests That 10X Capital and YZi Labs Terminate Their Secret Side Agreement

Previously hidden agreement prohibits 10X from renegotiating key provisions of its Asset Management Agreement with the Company

Board of Directors intends to seek improvements to the AMA’s terms

LOUISVILLE, CO, February 4, 2026 - CEA Industries Inc. (NASDAQ: BNC) (“BNC” or the “Company”) today requests YZILabs Management Ltd. (“YZi Labs”) and 10X Capital Asset Management LLC (“10X”) to confirm that their secret side agreement (the “Secret Side Agreement”) relating to 10X’s asset management agreement with BNC (the “AMA”) has been terminated.

The Secret Side Agreement, which was partially disclosed to the Company and its stockholders four months after it was signed, diverts a portion of the fees paid to 10X under the AMA to YZi Labs in exchange for no defined services. The Board believes that the Secret Side Agreement has the effect of increasing the overall cost of the AMA to the Company and its stockholders without any commensurate benefit, and a revised AMA will provide the Company greater flexibility in the execution of its BNB-dedicated treasury strategy.

BNC’s Board of Directors (the “Board”) has been seeking to renegotiate the AMA with 10X to improve the terms for the benefit of the Company and its stockholders. In particular, the Board seeks amendments to the AMA, including its provisions concerning fees, term and termination. However, 10X has claimed that the Secret Side Agreement prevents it from renegotiating those terms without the consent of YZi Labs.

While YZi Labs purports to have unilaterally terminated the Secret Side Agreement, 10X has told the Company that it believes YZi Labs’ termination may not be effective. The Board is therefore requesting that YZi Labs and 10X each confirm their mutual termination of the Secret Side Agreement, which will then permit the Company to begin negotiations with 10X to amend the AMA. The Company has provided 10X a form of termination agreement.

10X has indicated that it is willing to terminate the Secret Side Agreement and renegotiate the AMA, including with respect to the magnitude of the management fees.

About CEA Industries Inc.

CEA Industries Inc. (Nasdaq: BNC) is a growth-oriented company that has focused on building category-leading businesses in consumer markets, including building and managing the world’s largest corporate treasury of BNB.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. This press release specifically contains forward-looking statements regarding BNC’s expectations or beliefs regarding (i) the possibility that the AMA will be renegotiated and the favorability of any such amendments and (ii) the reduction of fees under the AMA following termination of the Secret Side Agreement. BNC wishes to caution readers that these forward-looking statements may be affected by the risks and uncertainties in BNC’s business as well as other important factors may have affected and could in the future affect BNC’s actual results and could cause BNC’s actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of BNC. In evaluating these forward-looking statements, readers should consider various risk factors, which include, but are not limited to, BNC’s ability to keep pace with new technology and changing market needs; BNC’s ability to finance its current business and proposed future business, including the ability to finance the continued acquisition of BNB; the competitive environment of BNC’s business; and the future value and adoption of BNB. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions and risks, many of which are beyond BNC’s control. In addition, these forward-looking statements and the information in this press release is qualified in its entirety by cautionary statements and risk factor disclosures contained in BNC’s filings with the SEC, including BNC’s Form 10-Q filed with the SEC on December 15, 2025, Form 10-K filed with the SEC on March 27, 2025, and Form 10-KT filed with the SEC on July 25, 2025, each as may be amended or supplemented from time to time. Copies of BNC’s filings with the SEC are available on the SEC’s website at www.sec.gov. BNC undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

Important Additional Information and Where to Find It

The Company intends to file a consent revocation statement on Schedule 14A, an accompanying YELLOW consent revocation card and other relevant documents with the SEC in connection with YZi’s consent solicitation. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING YELLOW CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of the definitive consent revocation statement, an accompanying YELLOW consent revocation card, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by scrolling to the “SEC Filings” section of the Company’s website at https://ceaindustries.com/investors.html.

Certain Information Regarding Participants in the Solicitation

The Company, its directors (Anthony K. McDonald, Nicholas J. Etten, Carly E. Howard, Hans Thomas and Annemarie Tierney) and certain of its executive officers (David Namdar) are deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of consent revocations from the Company’s stockholders in connection with YZi Labs’ consent solicitation. Information about the names of the Company’s directors and officers, their respective interests in the Company, by security holdings or otherwise, and their respective compensation is set forth in the “Information about our Directors” and “Executive Officers” sections in Part III, Item 10 – Directors, Executive Officers and Corporate Governance of the Company’s Transition Report on Form 10-KT for the transition period from January 1, 2025 to April 30, 2025 (the “Form 10-KT”), in Part III, Item 11 – Executive Compensation of the Form 10-KT, in Part III, Item 12 – Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters of the Form 10-KT and in Current Reports on Form 8-K filed with the SEC on August 8, 2025, October 7, 2025 and November 28, 2025. Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Statements of Change in Ownership on Form 3 and Form 4. Any subsequent updates following the date hereof to the information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s consent revocation statement on Schedule 14A and other materials to be filed with the SEC in connection with YZi Labs’ consent solicitation, if and when they become available. These documents will be available at no charge as described above.

CEA Industries Media Inquiries:

Edelman Smithfield

CEA@edelmansmithfield.com

CEA Industries Investor Relations:

james@haydenir.com